SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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TELESTONE TECHNOLOGIES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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November 26, 2012

Dear Stockholder:

On behalf of the Board of Directors (the “Board”) of Telestone Technologies Corporation (the “Company”), I invite you to attend our 2011 Annual Meeting of Stockholders (the “Meeting”). We hope you can join us. The Meeting will be held:

At:	Floor 10, Ruida Plaza, No. 74 Lugu Road, Shi Jingshan District, Beijing, People’s Republic of China 100040

On:	December 28, 2012

Time:	9:00 a.m., local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement and our 2011 Annual Report accompany this letter.

At the Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company.

As discussed in the enclosed Proxy Statement, the Meeting will also be devoted to the election of directors, the amendment of the TENTH clause of the Company’s Certificate of Incorporation, as amended and Article II Section 2.6 of the Company’s Amended and Restated Bylaws, the ratification of the independent auditor and any other business matters properly brought before the Meeting.

Your vote is very important. We know that many of our stockholders will be unable to attend the Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote and submit your proxy by signing, dating and returning your proxy card promptly in the enclosed postage-paid envelope. You may revoke your proxy at any time before it is exercised. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in Telestone Technologies Corporation. We look forward to seeing you at the Meeting.

If you have any questions about the Proxy Statement, please contact Han Daqing, CEO & Chairman of the Board, Floor 10, Ruida Plaza, No. 74 Lugu Road, Shi Jingshan District, Beijing, People’s Republic of China 100040.

Sincerely,

/s/ Han Daqing
Han Daqing
CEO & Chairman of the Board

TELESTONE TECHNOLOGIES CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

November 26, 2012

To the Stockholders of Telestone Technologies Corporation:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Telestone Technologies Corporation, a Delaware corporation (the “Company”), will be held on December 28, 2012, at 9:00 a.m., local time, at Floor 10, Ruida Plaza, No. 74 Lugu Road, Shi Jingshan District, Beijing, People’s Republic of China 100040, for the following purposes:

1.	To elect five persons (the “Nominees”) to the Board of Directors of the Company (the “Board”), each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To amend the TENTH clause of the Company’s Certificate of Incorporation, as amended (the “Charter”) and Article II Section 2.6 of the Company’s Amended and Restated Bylaws (the “Bylaws”) to change the definition of quorum from a majority of the shares entitled to vote on a matter to one-third of the shares entitled to vote on a matter;

3.	To ratify the selection by the Board of Mazars CPA Limited, Certified Public Accountants (“Mazars”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and

4.	To transact such other business as may properly come before the Meeting.

The language of the amended Charter and Bylaws incorporating the proposed amendments (see Proposal 2) is attached as Appendix D. Language of the proposed Charter and Bylaws amendments marked to show the proposed amendments compared to the current Charter and Bylaws is attached as Appendix E.

The Board unanimously recommends a vote FOR the election of the Nominees as Directors, FOR the amendment of the Charter and Bylaws and FOR the ratification of Mazars as auditor.

Only stockholders of record at the close of business on November 5, 2012 are entitled to notice and to vote at the Meeting and any adjournment thereof.

The Board has fixed the close of business on November 5, 2012, as the record date for determining stockholders entitled to notice of and to vote at the Meeting and any adjournment thereof. A list of such stockholders will be available for examination by a stockholder for any purpose relevant to the Meeting during ordinary business hours at the offices of the Company at Floor 10, Ruida Plaza, No. 74 Lugu Road, Shi Jingshan District, Beijing, People’s Republic of China 100040 starting two (2) business days after the date of this Notice.

You are cordially invited to attend the Meeting.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice (the “Proxy Statement”). Our 2011 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement (the “2011 Annual Report”).

Important Notice Regarding the availability of proxy materials for the Meeting to be Held on December 28, 2012.

The Proxy Statement and 2011 Annual Report are available at http://www.telestone.com/.

It is important that your shares are represented at the Meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the Meeting in person, please vote your shares promptly by completing, signing and returning the accompanying proxy card as directed either in the instructions of our agent, Corporate Stock Transfer, Inc., located at 3200 Cherry Creek Drive S #430, Denver, CO 80209, telephone number: 303-282-4800 (the “Transfer Agent”) or on the proxy card included with this Proxy Statement. You do not have to affix postage if you mail the proxy card in the United States. If you attend the Meeting, you may withdraw your proxy and vote your shares personally.

If you plan to attend the Meeting, please mark the accompanying proxy card in the space provided and return it to us. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the Meeting, please ask the broker, trust, bank, or other nominee that holds your shares to provide you with evidence of your share ownership. This will enable you to gain admission to the Meeting.

By Order of the Board of Directors,

/s/ Han Daqing
Han Daqing, CEO & Chairman of the Board

TELESTONE TECHNOLOGIES CORPORATION

Floor 10, Ruida Plaza, No. 74 Lugu Road

Shi Jingshan District

Beijing, People’s Republic of China 100040

PROXY STATEMENT

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of Telestone Technologies Corporation, a Delaware corporation (the “Company,” “Telestone” or “we”), for the 2012 Annual Meeting of Stockholders (the “Meeting”). The Meeting is to be held at 9:00 a.m., local time, on December 28, 2012, and at any adjournment or adjournments thereof, at Floor 10, Ruida Plaza, No. 74 Lugu Road, Shi Jingshan District, Beijing, People’s Republic of China 100040.

The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to stockholders is November 26, 2012.

The purposes of the Meeting are to conduct the following business: (i) elect five (5) directors to the Board of Directors of the Company (the “Board”); (ii) amend the TENTH clause of the Company’s Certificate of Incorporation, as amended (the “Charter”) and Article II Section 2.6 of the Company’s Amended and Restated Bylaws (the “Bylaws”) to change the definition of quorum from a majority of the shares entitled to vote on a matter to one-third of the shares entitled to vote on a matter; (iii) ratify the appointment of the Company’s accountants for fiscal year 2012; and (iv) transact such other business as may properly come before the Meeting or any adjournment thereof.

The language of the amended Charter and Bylaws incorporating the proposed amendments (see Proposal 2) is attached as Appendix D. Language of the proposed Charter and Bylaws amendments marked to show the proposed amendments compared to the current Charter and Bylaw is attached as Appendix E.

Who May Vote

Only stockholders of record of our common stock, $.001 par value (the “Common Stock”), as of the close of business on November 5, 2012 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the Meeting will be available at the Meeting starting two (2) business days after the date of this Proxy Statement and at least ten (10) days prior to the Meeting, during office hours, at the executive offices of the Company at Floor 10, Ruida Plaza, No. 74 Lugu Road, Shi Jingshan District, Beijing, People’s Republic of China 100040, by contacting the Secretary of the Company (the “Secretary”).

The presence at the Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

As of the Record Date, we had issued and outstanding 12,333,264 shares of Common Stock. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Meeting. No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by the following method:

•	Completing and signing the proxy card and mailing it in the enclosed postage-paid envelope.

If your shares are held through a broker, trust, bank or other nominee, you should refer to information forwarded to you by such holder of record for your voting options.

The shares represented by any proxy duly given will be voted at the Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein, FOR the amendment of the Charter and Bylaws and FOR the ratification of Mazars CPA Limited, Certified Public Accountants (“Mazars”) as the Company’s independent registered public accounting firm. In addition, if other matters come before the Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters. Under Proposal 1 (Election of Directors), the five candidates for election as directors at the Meeting are uncontested. In uncontested elections, directors are elected by majority of the votes cast at the Meeting. Proposal 2 (Amendment of the Charter and Bylaws) requires the vote of a majority of the outstanding shares entitled to vote at the Meeting. Proposal 3 (Ratification of Independent Auditors) requires the vote of a majority of the shares present in person or by proxy at the Meeting for approval.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter but will be considered for the purpose of determining the number of total votes present at the Meeting. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the election of directors, the ratification of the selection of the independent registered public accounting firm) that require the affirmative vote of a majority of the votes cast or the shares voting on the matter.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted. Mere attendance at the Meeting will not revoke a proxy. Such revocation may be effected in writing by execution of a subsequently dated proxy or by a written notice of revocation, in each case sent to the attention of the Secretary at the address of our principal office set forth above in the Notice of Annual Meeting of Stockholders preceding this Proxy Statement, or by your attendance and voting in person at the Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2011 Annual Report and Proxy Statement for the Meeting will be delivered to an address where two or more stockholders reside unless we have received contrary instructions from a stockholder at the address. A separate proxy card will be delivered to each stockholder at the shared address.

If you are a stockholder who lives at a shared address and you would like additional copies of the 2011 Annual Report, this Proxy Statement, or any future annual reports or proxy statements, contact the Secretary at Floor 10, Ruida Plaza, No. 74 Lugu Road, Shi Jingshan District, Beijing, People’s Republic of China 100040, and we will promptly mail you copies.

Interest of Officers and Directors in Matters to Be Acted Upon

Management and directors of the Company have an interest in matters that will be acted upon at the Meeting because the directors are named as nominees for election to the Board.

Security Ownership Of Certain Beneficial Owners And Management And Related Stockholders Matters

The following table sets forth certain information as of November 5, 2012 relating to the beneficial ownership (as defined by the rules of the SEC) of shares of Common Stock by (i) each person who owns beneficially more than 5% of the outstanding shares of our Common Stock, (ii) each of our directors, (iii) each of our executive officers as of November 5, 2012, and (iv) all of our executive officers and directors as a group.

	Amount and Nature of Beneficial Ownership(1)
Name of Beneficial Owner	Number of Shares (2)	Percent of Voting Stock (3)
Han Daqing	3,254,000	26.38%
Cheng Guanghui	0	*
Pan Guobin	20,000	*
Yu Xiaoli	11,000	*
Xu Hancong	8,000	*
Lu Hanying	6,000	*
Chen Qingyue	5,000	*
Wang Xiaozhong	4,000	*
Gu Weimin	4,000	*
Liu Jianru	4,000	*
Liang Zhaohui	3,000	*
Wang Jun	3,000	*
Tian Fang	3,000	*
Yao Liling	1,000	*
Wang Baoding	1,000	*
Directors and executive officers as a group (19 persons)(4)	3,327,000	26.97%

* Less than 1%

(1)	As of November 5, 2012, there were 12,333,264 shares of Common Stock outstanding. Each person named above has sole investment and voting power with respect to all shares of the Common Stock shown as beneficially owned by the person, except as otherwise indicated below.

(2)	Under applicable rules promulgated by the SEC pursuant to the Exchange Act, a person is deemed the “beneficial owner” of a security with regard to which the person, directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition of the security, in each case irrespective of the person’s economic interest in the security. Under these SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days through (x) the exercise of any option or warrant or (y) the conversion of another security.

(3)	In determining the percent of Common Stock owned by a person (a) the numerator is the number of shares of Common Stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the 12,333,264 shares of Common Stock outstanding as of November 5, 2012 and (ii) any shares of Common Stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.

(4)	The address for the owners and management is: Floor 10, Ruida Plaza, No. 74 Lugu Road, Shi Jingshan District, Beijing, People’s Republic of China 100040

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board are kept informed of the Company’s business by participating in Board and committee meetings, by reviewing analysis and reports, and through discussions with the CEO and other officers.

There are currently five (5) directors serving on the Board. At the Meeting, five (5) directors will be elected, each to hold office until the next annual meeting of stockholders or his or her earlier death or resignation or until his or her successor, if any, is elected or appointed. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below (the “Nominees”). Each of the Nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the Nominees is unavailable to serve as a Nominee for the office of Director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the Nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the Nominees will be unwilling or unable to serve, if elected as a director. The Nominees for election as directors are uncontested. In uncontested elections, directors are elected by majority of the votes cast at the Meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the Nominees listed below, unless the proxy card is marked otherwise.

Recommendation of the Board

The Board unanimously recommends a vote FOR the election of the nominees listed below.

Information about Nominees

Set forth below are the names of the Nominees, their ages, all positions and offices that they hold with us, and their business experience during at least the last five (5) years. The directors will serve until the next annual meeting of the stockholders or until their successors are elected or appointed and qualified.

Name	Age	Position Held
Han Daqing	48	Director since August 2004, CEO & Chairman of the Board
Pan Guobin	49	Director since December 2009, President
He Yuanping (1)(2)(3)	46	Director since December 2011
Lu Guangjun (1)(2)(3)	62	Director since December 2011
Cheng Guanghui (1)(2)(3)	69	Director since September 2007

(1) Member of Audit Committee

(2) Member of Compensation Committee

(3) Member of Nominations and Corporate Governance Committee

Han Daqing has served as Chairman of our Board since August 23, 2004. Mr. Han has served as a member of the Board of Telestone since its inception in October, 1997 and as Chief Executive Officer since January, 2002. Previously Mr. Han also held the title of President of the Company from August 23, 2004 until May 26, 2010. Prior to assuming his Chief Executive Officer duties with Telestone, from 1996 to 2002, Mr. Han was the Chief Representative of the Beijing Office of Allgon Systems AB, an international telecommunications conglomerate. Mr. Han holds a bachelor’s degree in Computer Engineering and a master’s degree in Digital Communication Engineering, both from the Xidian University of Electronic Science & Technology. In addition, Mr. Han holds a Master’s of Business Administration from CITY University. We believe Mr. Han’s qualifications to serve on our board include his extensive knowledge of the Company as founder, Chairman, CEO and President and his understanding and in-depth experience in dealing in the technological aspect of the business and the markets served. In addition, we believe that his vision and progressive leadership will continue to positively influence the Company’s profitable revenue growth and corresponding profitability, and his background positions him to grow the Company both organically and by acquisition.

Pan Guobin has served as President of the Company since May 26, 2010. Mr. Pan has served as a member of the Board of Director since December 28, 2009. Mr. Pan Guobin brings 24 years of IT work experience and 19 years of senior management experience to the Company. From August 2007 to the present, Mr. Pan served as the vice president of the Company. From November 2001 to August 2007, Mr. Pan served as the manager of Tianjin Branch and Northeast District Branch of the Company. From August 1985 to October 2001, Mr. Pan worked as an engineer and then served as a product manager at Tianjin Photoelectricity 754 Factory. Mr. Pan holds a bachelor’s degree in Computer Application from Xidian University, China. We believe Mr. Pan’s qualifications to serve on our board include his extensive knowledge of the Company gained working as an executive of the Company for many years, which has afforded him a detailed understanding of the business and the complexities of our operations. His technical expertise and experience as a professional in the telecommunications industry allow him to direct the operations of the Company and provide valuable insights and technical support to the Board. His support is particularly important when evaluating new ventures proposed to the Board.

He Yuanping has worked as director, vice president, chief financial officer and secretary of the board of directors of Beijing Origin Water Technology Company since June 2007. Mr. He has years of experience in investment, finance and senior management of large enterprises. From September 2005 to June 2007 Mr. He was executive vice president and chief financial officer of Beijing Science and Technology development Company. From April 2003 to August 2005 Mr. He worked as vice president and chief investment officer at Beijing Anlian Investment Co., Ltd. Mr. He holds a Bachelor’s degree in Engineering from Nanjing University of Science, a Master’s degree in Engineering from University of Science and Technology Beijing, and a Master’s degree in Finance from Victoria University in New Zealand. Mr. He is a permanent resident of New Zealand. We believe Mr. He’s wealth of experience in investment, finance, and management will enable him to provide valuable insight regarding the direction of our business operations and to serve as a important addition to the Board.

Lu Guangjun has worked as secretary of the Association of China Communication Industry since June of 2010. From September 2006 to April 2010 Mr. Lu was the chairman of the board of China Rida System & Equipment Corp. From July 2000 to September 2006 Mr. Lu worked as president and chief secretary of China TongGuang Electronic Corporation From October 1996 to June 2000 Mr. Lu was president of China TongGuang Electronic Corporation, during which time he was also on the Board of SDG Information Corporation Limited. From January 1994 to May 1996 Mr. Lu worked as president of China TongGuang Electronic Corporation. We believe Mr. Lu’s extensive experience in senior management, spanning over 18 years, have furnished him with the ideal background for a Board member who will contribute new ideas on the future operations of the Company bolstered by his expert working knowledge of the technology industry.

Cheng Guanghui has served as a member of our Board since September 21, 2007. Currently, Mr. Cheng is a Director of the China Quality Management Association for Electronics Industry. From 1998 to 2004, Mr. Cheng worked as Director of the General Office of Ministry of Information Industry of the People’s Republic of China. From 1993 to 1998, Mr. Cheng was Director of The General Office of Ministry of Electronics Industry of the People’s Republic of China. Mr. Cheng holds a bachelor’s degree from Tsinghua University. We believe Mr. Cheng’s qualifications to serve on our board include his extensive knowledge of the Company, his experience serving on Chinese governmental agencies related to the telecommunications industry, his deep understanding of China’s policies, and his extensive knowledge and experience of the markets in which we conduct business. Mr. Cheng’s solid background provides valuable insights to the industry and China’s policies to the Company.

We do not currently have a lead independent director.

Each of the directors named above will serve until our next annual meeting of stockholders or until their successors are duly elected and has qualified. Directors will be elected for one-year terms at the annual meeting of stockholders. Officers will hold their positions at the pleasure of the Board, absent any employment agreement, of which none currently exists or is contemplated. There is no arrangement or understanding between any of our directors or officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current directors to the Board. There are also no arrangements, agreements or understandings between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

There are no agreements or understandings for any officer or director to resign at the request of another person, and none of the officers or directors are acting on behalf of, or will act at the direction of, any other person.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTER

Telestone’s current corporate governance practices and policies are designed to promote stockholder value and Telestone is committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC, the rules of the Nasdaq Stock Market, and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies.

Board Composition and Committees

Meetings and Certain Committees of the Board

The Board held 4 meetings during the fiscal year ended December 31, 2011. All current directors attended at least 100% of the meetings of the Board and Board committees of which they are members. We have an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee is currently comprised of He Yuanping, Lu Guangjun and Cheng Guanghui, each of whom are “independent” as defined by the Nasdaq Stock Market listing standards. He Yuanping is the designated financial expert. He Yuanping is the chairman of the Audit Committee. The Audit Committee met four (4) times during the fiscal year ended December 31, 2011 and 100% members of the Committee attended the meeting.

The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm.

Compensation Committee

The members of the Compensation Committee are He Yuanping, Lu Guangjun and Cheng Guanghui, all of whom are “independent” directors as defined by the Nasdaq Stock Market listing standards. Lu Guangjun is the chairman of the Compensation Committee. The Compensation Committee held four (4) meetings during the year ended December 31, 2011 and 100% members attended the meeting.

The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees.

Nominating and Corporate Governance Committee

The members of the committee are He Yuanping, Lu Guangjun and Cheng Guanghui, all of whom are “independent” directors as defined by the Nasdaq Stock Market listing standards. Cheng Guanghui is the chairman of the Nominating and Corporate Governance Committee. The committee held four (4) meetings during the fiscal year ended December 31, 2011 and 100% members attended the meeting.

The Nominating and Corporate Governance Committee is responsible for preparing a list of candidates to fill the expiring terms of directors serving on our Board. The committee submits the list of candidates to the Board who determines which candidates will be nominated to serve on the Board. The names of nominees are then submitted for election at our annual meeting of stockholders. The committee also submits to the entire Board, a list of nominees to fill any interim vacancies on the Board resulting from the departure of a member of the Board for any reason prior to the expiration of his term. In recommending nominees to the Board, the committee keeps in mind the functions of this body. The committee considers various criteria, including the ability of the individual to meet the Nasdaq Stock Market “independence” requirements, general business experience, general financial experience, knowledge of the Company’s industry (including past industry experience), education, and demonstrated character and judgment. The committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the rules of the Nasdaq Stock Market listing standards and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder. Any person nominated by a stockholder for election to the Board will be evaluated based on the same criteria as all other nominees. The committee also oversees our adherence to our corporate governance standards.

Stockholder Communications

The Board welcomes communications from our stockholders and maintains a process for stockholders to communicate with the Board. Stockholders who wish to communicate with the Board may send a letter addressed to the Chairman of the Board of Telestone Technologies Corporation, Floor 10, Ruida Plaza, No. 74 Lugu Road, Shi Jingshan District, Beijing, People’s Republic of China 100040. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by the Chairman of the Board and submitted to the entire Board no later than the next regularly scheduled Board meeting.

We currently have no policy with respect to director attendance at annual meetings.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee (the “Committee”) of the board of directors of Telestone Technologies Corporation (the “Company”) is comprised entirely of independent directors who meet the independence requirements of the Listing Rules of The NASDAQ Stock Market and the Securities and Exchange Commission. The Committee operates pursuant to a charter that is available on the Investor Relations section of the Company’s website at http://www.telestone.com/.

The Committee oversees the Company’s financial reporting process and internal control structure on behalf of the board of directors. Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of the Company’s internal control over financial reporting. The Company’s independent auditors are responsible for expressing an opinion as to the conformity of Company’s consolidated financial statements with generally accepted accounting principles.

In performing its responsibilities, the Committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. The Committee has also discussed with the independent auditors matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T.

The Committee received written disclosures and the letter from the independent auditors pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Committee concerning independence, and the Committee discussed with the auditors their independence. Based on the reviews and discussions referred to above, the Committee unanimously recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

AUDIT COMMITTEE

He Yuanping

Lu Guangjun

Cheng Guanghu

Compensation of Directors

Our independent director compensation consists of cash only. Each independent director was paid an annual retainer of $5,000 except He Yuanping who was paid $10,000 in 2011 because of his greater responsibilities as chairman of the audit committee.

DIRECTOR COMPENSATION FOR 2011

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)

Li Ming*	$5,000						$5,000
Zhu Lian*	$5,000						$5,000
Cheng Guanghui	$5,000						$5,000
He Yuanping*	$10,000						$10,000
Lu Guangjun*	$5,000						$5,000

*	Li Ming and Zhu Lian did not stand for reelection at the 2011 Annual Meeting of Shareholders and were replaced by He Yuanping and Lu Guangjun.

Code of Ethics

In December 2004, we have adopted a Code of Ethics (as defined in Item 406 of Regulation S-K) that applies to our principal executive, financial and accounting officers. Telestone will provide a copy of its code of ethics, without charge, to any person that requests it. Requests should be addressed in writing to the Secretary, Telestone Technologies Corporation, Floor 10, Ruida Plaza, No. 74 Lugu Road, Shi Jingshan District, Beijing, People’s Republic of China 100040.

Information Concerning Executive Officers

Name	Age	Position Held
Yu Xiaoli	34	Chief Financial Officer

Yu Xiaoli has served as Chief Financial Officer of the Company since May 11, 2010. Ms. Yu has 12 years of experience at Telestone and has held various positions at the Company during her tenure. From January 2009 to the present, Ms. Yu served as the Financial Controller where she was the assistant to the former CFO and provided oversight on audits, financial reports and reported directly to the Company’s CEO on matters of internal management. Ms Yu headed the Company’s Yunnan branch office from April to December 2008. From September 2005 to March 2008, Ms. Yu was the accounting manager of the Company’s equipment business. From May 2001 to August 2005, Ms. Yu was Treasurer of the Company. Ms Yu served as a staff accountant from September 1999 to May 2001 of the Company. Ms Yu holds a bachelor’s degree in accounting from Dongbei University of Finance and Economics, China.

EXECUTIVE COMPENSATION

The following table sets forth information regarding the compensation to our named executive officers and other relevant individuals for the fiscal years ended December 31, 2011 and 2010.

Summary Compensation Table

Name and Principal Underlying Positions	Year	Salary	Bonus	Option Awards (1)	Stock Awards (2)	All Other Compensation	Total
Han Daqing (3)	2011	50,000	30,000	161,921	0		241,921
President & CEO	2010	50,000	30,000	172,246	350,460		602,706

Yu Xiaoli	2011	30,000	20,000	107,577	0		157,577
Chief Financial Officer	2010	30,000	20,000	88,057	116,820		254,877

Pan Guobin (4)	2011	40,000	20,000	195,585	0		255,585
Director & President	2010	40,000	20,000	160,105	268,155		488,260

Xu Hancong	2011	25,000	10,000	83,126	0		118,126
Director of Project Proposal Design	2010	25,000	10,000	68,047	135,405		238,452

Wang Xiaozhong	2011	25,000	10,000	29,338	0		64,338
Director of Equipment R&D	2010	25,000	10,000	24,016	47,790		106,806

*all amounts are in US$

(1) Amounts reflect the aggregate grant date fair value of option awards, as well as any modification charge computed in accordance with FASB ASC Topic 718 and are not necessarily an indication of which executives received the most gains from previously granted equity awards. The fair value of each option grant is estimated based on the fair market value on the date of grant and using the Binomial Lattice option pricing model. For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of our options, refer to note 18 to the consolidated financial statements contained in our 2011 annual report.

(2) Amounts reflect the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718 and are not necessarily an indication of which executives received the most gains from previously granted equity awards. The grant date fair value of each stock award is measured based on the closing price of our Common Stock on the date of grant.

(3) Han Daqing received no compensation for his role as a director.

(4) Pan Guobin received no compensation for his role as a director.

Outstanding Equity Awards at Fiscal Year-End

On June 27, 2005, a Stock Option Plan (the “Plan”) was approved at our 2005 Annual Meeting of Stockholders. The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company to grant options to purchase Common Stock and restricted stock of the Company to key employees, independent directors, and advisors. The Plan is designed to help the Company and its subsidiaries and affiliates attract and retain superior personnel for positions of substantial responsibility and to provide key employees, independent directors, and advisors with an additional incentive to contribute to the success of the Company. As of December 31, 2011, there were no outstanding equity awards to the named executive officers requiring tabular disclosure under this Item.

Retirement, Post-Termination and Change in Control

We have no retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, nor do we have post-termination or change in control arrangements with directors, officer or other employees, but our Board may recommend adoption of one or more such programs in the future.

Indemnification of Officers and Directors

Our Certificate of Incorporation provides that we will indemnify any officer or director, or former officer or director, to the fullest extent permitted by law. Our Bylaws provide for the indemnification of our directors, officers, employees, and agents, under certain circumstances, against expenses incurred by them in any litigation to which they become a party arising from their association with or activities on behalf of our company. We will also bear the expenses of such litigation for any of our directors, officers, employees, or agents, upon such person’s promise to repay us therefore if it is ultimately determined that any such person shall not have been entitled to indemnification.

Involvement in Certain Legal Proceedings

During the past ten years, no present or former director, executive officer or person nominated to become a director or an executive officer of our Company:

1)	Was a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;

2)	Was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3)	Was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4)	Was found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities and Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial statements of beneficial ownership on Form 3, reports of changes in ownership on Form 4 and annual reports concerning their ownership on Form 5. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. We believe that, during 2011, our directors, executive officers, and 10% stockholders complied with all Section 16(a) filing requirements, with the exceptions noted below.

•	Two late Form 4 reports were filed for Daqing Han, our CEO, on May 11, 2011 and November 11, 2011, respectively, to report purchases of an aggregate of 100,000 shares of our Common Stock that were acquired in four transactions occurring on April 26, 27, and 28 of 2011 and purchases of an aggregate of 73,902 shares of our Common Stock that were acquired in two transactions occurring on October 3 and 4 of 2011, respectively.

•	A late Form 4 report was filed for Xiaoli Yu, our CFO, on November 29, 2011 to report an award of 11,000 shares of restricted Common Stock on August 8, 2011.

•	A late Form 4 report was filed for Guobin Pan, our director, on December 9, 2011 to report an award of 20,000 shares of restricted Common Stock on August 8, 2011.

In making these statements, we have relied upon examination of the copies of Forms 3, 4, and 5, and amendments to these forms, provided to us and the written representations of our directors, executive officers, and 10% stockholders.

Certain Relationships And Related Transactions and Director Independence

Summary of related party transactions

	Note	As of September 30, 2012	As of December 31, 2011
		US$’000	US$’000
		(Unaudited)

Due from related parties
Ex-stockholders of SMI/Guolian	b	1,540	1,534

Due to related parties
Directors	a	250	249
Ex-stockholders of Beijing Telestone/Guolian	b	1,588	1,582

		1,838	1,831

Guarantor of short term loan
A director	c	11,606	14,941

Note:

(a)	The amounts due to directors represent unsecured advances made to / from those parties from time to time. These amounts are interest-free and repayable on demand.

(b)	The amounts due to ex-stockholders of Beijing Telestone represented the consideration arising from the consummation of the business combination. The ex-stockholders of SMI had represented that they had fully settled the amount with the ex-stockholders of Beijing Telestone and also undertaken to fully indemnify SMI against any claims from the ex-stockholders of Beijing Telestone. However, an ex-stockholder of Beijing Telestone has initiated a lawsuit against SMI alleging that the consideration amount has not been settled. The court hearing commenced on May 10, 2006 and finalized on December 19, 2006. A verdict has been issued by the Second Intermediate People’s Court of Beijing (“北京市第二中級人民法院”) and announced that SMI and Beijing Telestone are not required to compensate the ex-stockholder of SMI. On October 23, 2007, another verdict was issued by the High People’s Court of Beijing (“北京市高級人民法院”) announcing that the verdict from the Second Intermediate People’s Court of Beijing was upheld and SMI was not required to compensate the ex-shareholder.

(c)	As of September 30, 2012 and December 31, 2011, the short-term bank loan balance included bank loans of RMB73.5 million and RMB95 million, respectively, equivalent to approximately US$11.61 million and US$14.94 million, respectively, which bear interest to be charged quarterly at the standard short-term borrowing rate as stipulated by the People’s Bank of China on the date of the first withdrawal. The loans are wholly repayable within one year and secured by guarantees provided by a third party guaranty company.

  The guarantee provided by the independent guaranty company is secured by the following:

(a)	Accounts receivable of the Company with an aggregate carrying value as of September 30, 2012 and December 31, 2011 amounting to RMB100.3 million and RMB235.7 million respectively, equivalent to approximately US$16 million and US$37 million, respectively;

(b)	2,000,000 restricted shares of TSTC held by Mr. Daqing Han, TSTC Chairman and Chief Executive Officer, as of September 30, 2012;

(c)	Personal guarantee provided by Mr. Daqing Han; and

(d)	Land use right of the Company with a carrying value as of December 31, 2011 amounting to RMB16.4 million, equivalent to approximately US$2.59 million.

Recommendation of the Board

The Board unanimously recommends a vote FOR election of the director nominees.

PROPOSAL 2

ADOPTION OF AMENDMENTS TO OUR CHARTER AND BYLAWS TO ADJUST THE QUORUM REQUIRED TO HOLD A MEETING OF SHAREHOLDERS FROM A MAJORITY TO ONE-THIRD

On November 7, 2012 our Board of Directors approved an amendment to the “TENTH” clause of our Charter and Article II, Section 2.6 of our Bylaws which if approved by our stockholders will reduce the quorum for annual and special meetings of our stockholders from a majority to one-third. The purpose of this resolution is to ease the burden placed on our management in obtaining the necessary votes required for quorum. There may be significant implications to our operations if a quorum were not to be obtained for a shareholder meeting. The costs would include not only a monetary amount and time expended by management and the Board of Directors, but also could result in delays in implementing significant business matters brought forth for shareholder approval. In general it has always been our objective to obtain as high of a percentage of shareholder’s proxies voted as possible and we will not change this objective if this proposal is approved.

If approved the reduction in the quorum requirement will be effective immediately.

Recommendation of the Board

The Board unanimously recommends a vote FOR the approval of the adoption of the amendments to our Charter and Bylaws.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

We are asking our stockholders to ratify the selection of Mazars as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Mazars to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Board may reconsider this appointment.

The Company has been advised by  Mazars that neither the firm nor any of its associates had any relationship with the Company.

Principal Accounting Fees And Services

During fiscal 2008-2011 our principal independent auditor was Mazars. Mazars performed the audits for the years ended December 31, 2008-2011. The following are the services provided and the amounts billed during 2011 and 2010:

(a)	AUDIT FEES

The aggregate fees billed by Mazars for professional services rendered for the audit of the Company’s financial statements, review of our quarterly financial statements, and audit services provided in connection with other regulatory or statutory filings for the fiscal year ended December 31, 2011 was $190,500 and for fiscal year ended December 31, 2010 was $136,500.

(b)	AUDIT-RELATED FEES

There were no fees for assurance and related services by Mazars for the fiscal years ended December 31, 2011 and 2010.

(c)	TAX FEES

There were no fees for tax compliance, tax advice or tax planning services by Mazars for the fiscal years ended December 31, 2011 and December 31, 2010.

(d)	ALL OTHER FEES

The aggregate fees billed by Mazars for professional services rendered in connection with agreed-upon procedures for verification of cash balances at each bank account maintained in financial institutions located in Beijing and for the review of the Extensible Business Reporting Language during the fiscal year ended December 31, 2011 was $11,000 and no other fees were billed by Mazars for fiscal year ended December 31, 2010.

Pre-Approval Policies and Procedures.

The audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis.

The audit committee pre-approved all of the aforementioned services provided by Mazars.

Recommendation of the Board

The Board unanimously recommends a vote FOR ratification of the selection of Mazars as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Secretary at Floor 10, Ruida Plaza, No. 74 Lugu Road, Shi Jingshan District, Beijing, People’s Republic of China 100040, no later than the close of business on July 29, 2013. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to the Secretary, at our address listed on the top of page one of this Proxy Statement. A copy of our Annual Report on Form 10-K is also made available on our website at http://www.telestone.com/ after it is filed with the SEC.

OTHER MATTERS

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors, the amendment of the Charter and Bylaws and the ratification of our independent auditor. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

November 26, 2012	By Order of the Board of Directors

/s/ Han Daqing
CEO

ELESTONE TECHNOLOGIES CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 28, 2012

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of TELESTONE TECHNOLOGIES CORPORATION, a Delaware corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated November 26, 2012, and hereby constitutes and appoints Han Daqing, the Company’s Chairman and Chief Executive Officer, and Ms. Yu Xiaoli, the Company’s Chief Financial Officer, or either of them acting singularly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2012 Annual Meeting of Stockholders to be held on December 28, 2012, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.	Elect as Directors the nominees listed below by checking the box on the right: ☐

Han Daqing

He Yuanping

Lu Guangjun

Pan Guobin

Cheng Guanghui

Withhold authority for the following by checking the boxes to the left of the nominees:

☐ Han Daqing

☐ He Yuanping

☐ Lu Guangjun

☐ Pan Guobin

☐ Cheng Guanghui

2.	Approve the amendment to the TENTH clause of the Company’s Certificate of Incorporation, as amended (the “Charter”) and Article II Section 2.6 of the Company’s Amended and Restated Bylaws (the “Bylaws”) to change the definition of quorum from a majority of the shares entitled to vote on a matter to one-third of the shares entitled to vote on a matter.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approve the ratification of Mazars CPA Limited, Certified Public Accountants (“Mazars”) as the Company’s accountant for fiscal year 2012.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR THE AMENDMENT TO THE CHARTER AND BYLAWS AND FOR THE RATIFICATION OF THE SELECTION OF MAZARS AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED NOVEMBER 26, 2012 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I, (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated November 26, 2012, and the 2011 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name

Name (if joint)

Date _____________, 2012

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

TELESTONE TECHNOLOGIES CORPORATION

Adopted December 2004

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

TELESTONE TECHNOLOGIES CORPORATION

PURPOSE:

The Audit Committee will make such examinations, as are necessary to monitor the corporate financial reporting and the external audits of Telestone Technologies Corporation and its subsidiaries (the “Company”), to provide to the Board of Directors the results of its examinations and recommendations derived there from, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

MEMBERSHIP:

The Audit Committee shall consist of at least three (3) members of the Board, all of whom shall be independent directors, in accordance with the rules of the NASDAQ Stock Market, Inc. and Marketplace Rules. Each member shall in the judgment of the Board of Directors have the ability to read and understand the Company’s basic financial statements. At least one member of the Audit Committee shall in the judgment of the Board of Directors be an audit committee financial expert in accordance with the rules and regulations of the Securities and Exchange Commission and at least one member (who may also serve as the audit committee financial expert) shall in the judgment of the Board of Directors have accounting or related financial management expertise in accordance with NASDAQ listing standards. The members of the Audit Committee will be appointed by and will serve at the discretion of a majority of the Board of Directors.

RESPONSIBILITIES:

The responsibilities of the Audit Committee shall include:

1.	Reviewing with management and the independent auditor on a continuing basis the adequacy of the Company’s system of internal controls (including any significant deficiencies and significant changes in internal controls reported to the Audit Committee by the independent auditor or management), accounting practices, and disclosure controls and procedures (and management reports thereon), of the Company and its subsidiaries.

2.	Reviewing the independent auditors’ proposed audit scope and approach.

3.	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvement provided to management by the independent auditors.

4.	Reviewing the performance of the independent auditors.

5.	Recommending the appointment of independent auditors to the Board of Directors, setting the independent auditor’s compensation and pre-approving all audit services provided by the independent auditor.

6.	Pre-approving all permitted non-audit services to be performed by the independent auditor and establishing policies and procedures for the engagement of the independent auditor to provide permitted non-audit services.

7.	Reviewing with management and the independent auditor the annual and quarterly financial statements of the Company including (a) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (b) any material changes in accounting principles or practices used in preparing the financial statement prior to the filing of a report on Form 10-K or 10-Q with the Securities and Exchange Commission; and (c) items required by Statement of Auditing Standards 61 and Statement of Auditing Standards 71 in the case of the quarterly statements.

8.	Reviewing before release the un-audited quarterly operating results in the Company’s quarterly earnings release and financial information and earning guidance provided to analysts.

9.	Overseeing compliance with SEC requirements for disclosure of auditor’s services and audit committee members and activities.

10.	Reviewing management’s monitoring of compliance with the Company’s Standards of Business Conduct and with the Foreign Corrupt Practices Act.

11.	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements.

12.	Providing oversight and review of the Company’s asset management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments.

13.	If necessary, instituting special investigations and, if appropriate hiring special counsel or experts to assist, for which the Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to all advisors hired by the Committee.

14.	Reviewing related party transactions for potential conflicts of interest.

15.	Obtaining a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with such issues, and (d) all relationships between the independent auditors and the Company.

16.	Establishing procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company’s accounting, internal controls, and auditing matters.

17.	Establishing policies for the hiring of employees and former employees of the independent auditor.

18.	Conducting an annual performance evaluation of the Audit Committee and annually evaluate the adequacy of its charter.

19.	Performing other oversight functions as requested by the full Board of Directors. In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will Report, at least annually, to the Board regarding the Committee’s examinations and recommendations.

MEETINGS:

The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company.

The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor’s examination and management report.

REPORTS:

The Audit Committee will record its summaries of recommendations to the Board in written form, which will be incorporated as a part of the minutes of the Board of Directors meeting at which those recommendations are presented.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

APPENDIX B

CHARTER FOR THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

 OF

TELESTONE TECHNOLOGIES CORPORATION

CHARTER FOR THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

OF

TELESTONE TECHNOLOGIES CORPORATION

Adopted December, 2004

1. PURPOSE:

The purpose of the Compensation Committee (the “Committee”) established pursuant to this charter is to review and make recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of Telestone Technologies Corporation and its subsidiaries (the “Company”), including stock compensation and loans, and all bonus and stock compensation to all employees.

The Compensation Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board of Directors from time to time prescribes.

2. MEMBERSHIP AND ORGANIZATION:

Composition. The Compensation Committee shall consist of at least two (2) members of the Board, all of whom shall be independent directors, in accordance with the rules of the NASDAQ Stock Market, Inc. Marketplace Rules. The members of the Compensation Committee will be appointed by a majority of the Board of Directors. No member of the Committee shall be removed except by a majority vote of the independent directors then in office.

Meetings. It is anticipated that the Compensation Committee will meet at least two times each year. However, the Compensation Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

At a minimum of one of such meetings annually, the Compensation Committee will consider stock plans, performance goals and incentive awards, and the overall coverage and composition of the compensation package.

The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

3. RESPONSIBILITIES AND DUTIES:

The responsibilities and duties of the Committee shall include:

1.	Reviewing and making recommendations to the Board of Directors regarding the compensation policy for executive officers of and directors of the Company, and such other officers of the Company as directed by the Board;

2.	Reviewing and making recommendations to the Board of Directors regarding all forms of compensation (including all "plan" compensation, as such term is defined in Item 402(a)(7) of Regulation S-K promulgated by the Securities and Exchange Commission, and all non-plan compensation) to be provided to the executive officers of the Company;

3.	Reviewing and making recommendations to the Board of Directors regarding general compensation goals and guidelines for the Company's employees and the criteria by which bonuses to the Company's employees are determined;

4.	Acting as Administrator any Stock Option Plan and administering, within the authority delegated by the Board of Directors, any Employee Stock Purchase Plan adopted by the Company. In its administration of the plans, the Compensation Committee may, pursuant to authority delegated by the Board of Directors, grant stock options or stock purchase rights to individuals eligible for such grants and amend such stock options or stock purchase rights. The Compensation Committee shall also make recommendations to the Board of Directors with respect to amendments to the plans and changes in the number of shares reserved for issuance hereunder;

5.	Reviewing and making recommendations to the Board of Directors regarding other plans that are proposed for adoption or adopted by the Company for the provision of compensation to employees of, directors of and consultants to the Company;

6.	Preparing a report (to be included in the Company's proxy statement) which describes: (a) the criteria on which compensation paid to the Chief Executive Officer for the last completed fiscal year is based; (b) the relationship of such compensation to the Company's performance; and (c) the Compensation Committee's executive compensation policies applicable to executive officers; and

7.	Authorizing the repurchase of shares from terminated employees pursuant to applicable law.

4. REPORTS:

The Compensation Committee will provide written reports to the Board of Directors of the Company regarding recommendations of the Compensation Committee submitted to the Board of Directors for action, and copies of the written minutes of its meetings.

5. EVALUATION OF COMMITTEE PERFORMANCE

The Committee shall on an annual basis, evaluate its performance under this Charter. The Committee shall address all matters that the Committee considers relevant to its performance. The Committee shall deliver a report setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company’s Board’s policies or procedures.

6. COMMITTEE RESOURCES

The Committee shall have the authority to obtain advice and seek assistance from internal and external legal, accounting and other advisors. The Committee shall have sole authority to retain and terminate any compensation consultant to be used to evaluate director or officer compensation, including sole authority to approve the consulting firm’s fee and retention terms.

APPENDIX C

CHARTER FOR THE CORPORATE GOVERNANCE

AND NOMINATING COMMITTEE

OF THE BOARD OF DIRECTORS

OF

TELESTONE TECHNOLOGIES CORPORATION

Adopted December, 2004

CHARTER FOR THE CORPORATE GOVERNANCE

AND NOMINATING COMMITTEE

OF THE BOARD OF DIRECTORS

OF

TELESTONE TECHNOLOGIES CORPORATION

1. PURPOSE

The purpose of the Corporate Governance and Nominating Committee (the “Committee”) of the Board of Directors of Telestone Technologies Corporation (the “Company”) shall be to:

-	Review and make recommendations to the Board regarding matters concerning corporate governance;

-	Review the composition and evaluate the performance of the Board of Directors, recommend persons for election to the Board of Directors and evaluate director compensation;

-	Review the composition of committees of the Board of Directors and recommend persons to be members of such committees, and review and maintain compliance of committee membership with applicable regulatory requirements; and

-	Review conflicts of interest of members of the Board of Directors and corporate officers.In addition, the Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

2. MEMBERSHIP AND ORGANIZATION

Composition. The Committee shall consist of no fewer than three members of the Board of Directors. All members of the Committee shall be appointed by a majority of the Board of Directors and shall be independent of the Company and its affiliates, shall have no relationship to the Company or its affiliates that may interfere with the exercise of their independence, and shall otherwise be deemed to be “independent directors” as defined in Rule 4200 of the Nasdaq Stock Market, Inc. Marketplace Rules (the “Nasdaq Rules”). The Board of Directors may designate one member of the Committee as its Chair. The Committee may form and delegate authority to subcommittees, consisting of no less than two members of the Committee, when appropriate. No member of the Committee shall be removed except by a majority vote of the independent directors then in office.

Meetings. The Committee will meet at least once per quarter. The Committee may establish its own meeting schedule, which it will provide to the Board of Directors. Special meetings may be convened as required. The Committee, or its Chair, shall report to the Board of Directors on the results of these meetings. The Committee may invite to its meetings other Directors, Company management and such other persons, as the Committee deems appropriate in order to carry out its responsibilities. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

3. RESPONSIBILITIES AND DUTIES

The responsibilities and duties of the Committee shall include:

Corporate Governance Generally

-	Develop principles of corporate governance and recommend them to the Board of Directors for its consideration and approval;

-	Review annually the principles of corporate governance approved by the Board of Directors to ensure that they remain relevant and are being complied with; and

-	Oversee compliance by the Board of Directors and its committees with applicable laws and regulations, including the Nasdaq Rules and regulations promulgated by the Securities and Exchange Commission.

Composition of the Board of Directors, Evaluation and Nominating Activities

-	Review the composition and size of the Board of Directors

-	Determine the criteria for membership on the Board of Directors, with the objective of having a Board of Directors with relevant business and personal experience. The selection of qualified directors is crucial to the success of the Company. Included in the criteria which the Committee shall consider in evaluating members of its Board of Directors are: (1) a general understanding of marketing, finance and corporate practices relevant to an international public company; (2) issues of character, judgment, independence, diversity, age, length of service, and other commitments outside the Company; (3) an understanding of the Company’s business and technology; (4) educational and professional background; and (5) a demonstrated concern for the long-term interests of the stockholders. The Committee shall evaluate each individual in the context of the Board of Directors as a whole, with the objective of recommending a group that can best manage the Company’s business and represent stockholder interests.

-	Conduct an annual evaluation of the Board of Directors as a whole;

-	Identify, consider and recommend candidates to fill new positions or vacancies on the Board of Directors, and review any candidates recommended by stockholders in accordance with the bylaws; in performing these duties, the Committee shall have the authority to retain any search firm to be used to identify candidates for the Board of Directors and shall have sole authority to approve the search firm’s fees and other retention terms;

-	Evaluate the performance of individual members of the Board of Directors eligible for re-election, and recommend the Director nominees by class for election to the Board of Directors by the stockholders at the annual meeting of stockholders;

-	Evaluate director compensation, consulting with outside consultants when appropriate, and make recommendations to the Board of Directors regarding director compensation; and

-	Review and make recommendations to the Board of Directors with respect to the Director Option Plan and any proposed amendments thereto, subject to obtaining stockholder approval of any amendments as required by law or the Nasdaq Rules.

Committees of the Board of Directors

-	Periodically review the composition of each committee of the Board of Directors and make recommendations to the Board of Directors for the creation of additional committees or the change in mandate or dissolution of committees; and

-	Recommend to the Board of Directors persons to be members of the various committees.

Conflicts of Interest

-	Review and monitor compliance with the Company’s Code of Business Conduct and Ethics;

-	Consider questions of possible conflicts of interest of members of the Board of Directors and of corporate officers; and

-	Review actual and potential conflicts of interest of members of the Board of Directors and corporate officers, and clear any involvement of such persons in matters that may involve a conflict of interest.

4. EVALUATION OF THE COMMITTEE

The Committee shall on an annual basis, evaluate its performance under this Charter. The Committee shall address all matters that the Committee considers relevant to its performance. The Committee shall deliver a report setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company’s Board’s policies or procedures.

5. INVESTIGATIONS AND STUDIES; OUTSIDE ADVISORS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Company’s expense, such independent counsel or other advisors as it deems necessary. The Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms, such fees to be borne by the Company.

APPENDIX D

Proposal 2

(ADOPTION OF AMENDMENTS TO OUR CHARTER AND BYLAWS TO ADJUST THE QUORUM REQUIRED TO HOLD A MEETING OF SHAREHOLDERS FROM A MAJORITY TO ONE-THIRD)

(PROPOSED AMENDED VERSIONS)

EXCERPTS FROM THE certificate of incorporation, as amended OF TELESTONE TECHNOLOGIES CORPORATION

(August 16, 2004)

TENTH. At all meetings of stockholders, a quorum will be present if the holders of one-third of the shares entitled to vote at the meeting are represented at the meeting in person or by proxy.

EXCERPTS FROM THE AMENDED AND RESTATED BYLAWS OF TELESTONE TECHNOLOGIES CORPORATION

(July 29, 2010)

ARTICLE II STOCKHOLDERS

Section 2.6 Quorum

With respect to any matter, the presence in person or by proxy of the holders of one-third of the shares entitled to vote on that matter will be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law, the Certificate of Incorporation or these Bylaws. If, however, such quorum is not present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, will have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified. For purposes of determining the presence or absence of a quorum under this Section 2.6, abstentions and broker non-votes (as such terms are defined in Section 2.7) shall be treated as shares present and entitled to vote.

APPENDIX E

Proposal 2

(ADOPTION OF AMENDMENTS TO OUR CHARTER AND BYLAWS TO ADJUST THE QUORUM REQUIRED TO HOLD A MEETING OF SHAREHOLDERS FROM A MAJORITY TO ONE-THIRD)

(Blacklined Version)

EXCERPTS FROM THE certificate of incorporation, as amended OF TELESTONE TECHNOLOGIES CORPORATION

(August 16, 2004)

TENTH. At all meetings of stockholders, a quorum will be present if the holders of ~~a majority~~ one-third of the shares entitled to vote at the meeting are represented at the meeting in person or by proxy.

EXCERPTS FROM THE AMENDED AND RESTATED BYLAWS OF TELESTONE TECHNOLOGIES CORPORATION

(July 29, 2010)

ARTICLE II STOCKHOLDERS

Section 2.6 Quorum

With respect to any matter, the presence in person or by proxy of the holders of ~~a majority~~ one-third of the shares entitled to vote on that matter will be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law, the Certificate of Incorporation or these Bylaws. If, however, such quorum is not present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, will have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified. For purposes of determining the presence or absence of a quorum under this Section 2.6, abstentions and broker non-votes (as such terms are defined in Section 2.7) shall be treated as shares present and entitled to vote.